Fees Summary	Sep. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,340,000.00
Previously Paid Amount	0.00
Total Fee Amount	986.58
Total Offset Amount	0.00
Net Fee	$ 986.58